SECOND AMENDMENT TO LICENSE AGREEMENT
BETWEEN BIOZONE LABORATORIES, INC
AND BETAZONE LABORATORIES, LLC

This Second Amendment (the "**Second Amendment**"), effective as of June [ ], 2011, modifies the terms of the License Agreement (the "**License**") between BioZone Laboratories, Inc. ("**BioZone Labs**") and BetaZone Laboratories, LLC ('**BetaZone Labs or Licensee**") dated as of November 7, 2006 as modified by the Amendment to the License Agreement between BioZone Pharmaceutical, Inc. ("**BPI**") and BetaZone Labs (the "**First Amendment**") effective as of April [ ], 2011. All terms used herein shall have the definition applied to such terms in the License and the First Amendment.

FIRST: Exhibit B attached to the License shall be deleted and replaced with Exhibit B-1 attached hereto. The parties hereto acknowledge that BetaZone Labs shall have the continued right to market and sell the Existing Ophthalmic Products listed on the Schedule of Existing Ophthalmic Products attached to the First Amendment.

SECOND: Section1, Grant of License, shall be amended as follows:

A. Paragraph 1.2 shall be deleted in its entirety and replaced with the following:

> 1.2 "For purposes of this Agreement, the "Territory' shall be defined as Mexico and the countries included in Central America and South America, Asia and Eastern Europe."

B. New Paragraph 1.4 shall be added, which reads as follows

> 1.4 "Notwithstanding the foregoing, Licensee shall have the continued right to market and sell QuSome products outside the Territory with the prior written consent of Licensor."

THIRD: BPI hereby consents to Licensee's right to market and sell the QuSome products listed on Schedule B-2 attached hereto in the respective countries shown on such schedule (the "**Permitted Products**").

FOURTH: BPI acknowledges that BetaZone Labs has licensed the QuSome technology platform to certain sub-licensees for development and sale of any product using the QuSome technology in certain specified territories. BPI hereby consents to the rights granted by BetaZone Labs to Biolab Sanus Farmaceutica, Ltda for the development and sale of Qusome products in Brazil; and to Laboratorios La Sante for the development and sale of Qusome Products in the countries included in Central America and South America, excluding Argentina, Brazil, Chile and Uruguay.

FIFTH: BetaZone Labs shall use its commercially reasonable efforts on a continuous basis to develop, market and sell the QuSome products listed on Schedules B-1 and B-2 attached hereto. In the event that BetaZone Labs fails to sell or license any particular QuSome product listed on Schedules B-1 and B-2 within 24 months from the date hereof, BPI shall have the right to remove such product from Schedule B-1 or Schedule B-2.

SIXTH: BioZone Labs has developed certain proprietary purified lipids that it refers to as EquaSomes. BetaZone Labs agrees that the License does not apply to products containing EquaSomes except for the Existing Ophthalmic Products and the products listed on Schedule B-3 attached hereto.

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SEVENTH: BetaZone Labs agrees to purchase QuSomes and EquaSomes exclusively from BPI or its designee.

EIGHTH: Notwithstanding Paragraph 11 of the License, BetaZone Labs agrees not to transfer its rights, duties and privileges under the License and/or the First or Second Amendment with the prior written consent of BPI.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date shown above.

BETAZONE LABORATORIES, LLC

By:____________________
Name: Camilo Rey
Title: Managing Director

BIOZONE PHARMACEUTICALS, INC

By:____________________
Name:
Title:

SCHEDULE B-1
QUSOME PRODUCTS SUBJECT TO THE LICENSE

Sildenafil oral spray
Mupirocin 2% topical Qusome cram
Mometasone 0,1% + Clotrimazole 1% topical Qusome cream
Mometasone 0,1% + Mupirocin 2% topical Qusome cream
Mometasone 0,1% + Mupirocin 2%+ Clotrimazole 1% topical Qusome cream
Acyclovir 5% topical Qusome cream
Centella Asiatica 1% topical Qusome cream
Erythromycin 4% topical Qusome gel
Benzoyl Peroxide 2,5 % Qusome cream
Benzoyl Peroxide 5 % Qusome cream
Benzoyl Peroxide 10 % Qusome cream
Adapalene 0.1% topical Qusome gel
Clindamycin 1% Qusome lotion
Clindamycin 1% Qusome gel
Clindamycin 1% + Adapalene 0,1% topical Qusome cream
Diclofenac 1% Qusome gel
Diclofenac 3% Qusome gel
Diclofenac 1% + Methyl Salicylate 6% topical Qusome gel
Meloxicam 1% topical Qusome gel
Ibuprofen 1% + Thiocolchicoside 0,25% + Methyl Salicylate 6% Qusome gel
Thiocolchicoside 0,25% + Methyl Salicylate 6% Qusome gel
Glucosamine 3% + Chondroitine 5% topical Qusome cream
Mometasone 0,1% topical Qusome cream
Mometasone 0,1% topical Qusome lotion
Clotrimazole 1% topical Qusome lotion
Clotrimazole 1% topical Qusome cream
Isoconazole Nitrate 1% Qusome cream
Eflornitina topical Qusome cream
Minoxidil 2% topical Qusome spray
Minoxidil 5% topical Qusome spray
Terbinafine 1% topical Qusome cream
Terbinafine 1% topical Qusome spray
Ibuprofen 10% topical Qusome cream
Sumatriptan oral lipospray
Tadalafil oral lipospray
Zolpidem oral lipospray

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Salicylic acid + Taurine + Infacin Qusome cream
Phosphatidylcholine + Sodium deoxycholate topical Qusome cream
Aminophylline + Caffeine + Pentoxyphylline + Organic Silicon topical Qusome cream
Lactic acid + Malva sylvestris + Calendula officinalis + Aloe vera + Rice extract vaginal Qusome soap
Lactic acid + Malva sylvestris + Calendula officinalis + Aloe vera 3% Rice extract 3% Soy isoflavones vaginal Qusome soap
Myconazole nitrate + Centella asiatica + Triticum vulgaris + Alpha-bisabolol + Avena rehalba vaginal Qusome cream
Lactic acid + Dexpanthenol + Centella asiatica + Avena rehalba + Omega 6 vaginal Qusome cream
Lactic acid + Dexpanthenol + Centella asiatica + Avena rehalba + Omega 6 + Soy isoflavones vaginal Qusome cream
Tazarotene Qusome cream
Transfer factors Qusome cream
Fusidic acid topical Qusome cream
Fusidic acid + Mometasone topical Qusome cream
Fusidic acid + Mometasone + Clotrimazole Qusome cream
Fusidic acid + Betamethasone topical Qusome cream
Fusidic acid + Betamethasone + Clotrimazole Qusome cream
Bupivacaine topical Qusome cream
Tetracaine topical Qusome cream
Nitroglycerin topical Qusome gel
Urea topical Qusome cream
Panthenol Qusome lotion
Fludroxicortida + Fenticonazol topical Qusome cream
Fludroxicortida + Isoconazol topical Qusome cream
Fenticonazol topical Qusome cream
Miconazol topical Qusome cream
Centella + Cafeina topical Qusome lotion
Clindamicine + Policarbofile topical Qusome cream
Ciclopirox Olamina topical Qusome cream
Betametasona + Hialuronidase topical Qusome cream
Clobetasol topical Qusome cream
Procaine / Anesthetic Product topical Qusome gel
Pramoxine / Allergy Product topical Qusome cream

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SCHEDULE B-2
QUSOME PRODUCTS PERMITTED FOR SALE BY BETAZONE OUTSIDE THE TERRITORY

Product	Dosage Form	Territory
Tazarotene and Acyclovir	Topical cream	Worldwide
Mometasone 0,1% + Mupirocin 2%+ Clotrimazole 1%	Topical Qusome cream	United States
Tadalafil and others	Hard liquid Capsules	United States
Sildenafil, Tadalafil, Sumatriptan, Zolpidem	LipoSprays	Europe, Turkey, South Africa, India
Adapalen and Mometasone 0,1% + Mupirocin 2%+ Clotrimazole 1%	Creams	Europe, Turkey, South Africa, India
Phosphatidylcholine + Sodium deoxycholate topical Qusome cream	Mesotherapy Creams	Europe, Turkey, South Africa, India
Aminophylline + Caffeine + Pentoxyphylline + Organic Silicon topical Qusome cream	Mesotherapy Creams	Europe, Turkey, South Africa, India

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SCHEDULE B-3
EQUASOME PRODUCTS SUBJECT TO THE LICENSE

Atorvastatin + Ezetimibe liquid hard capsule

Atorvastatin liquid hard capsule

Fenofibrate liquid hard capsule

Risedronate liquid hard capsule

Ibuprofen liquid hard capsule

Acetaminophen liquid hard capsule

ACETAMINOPHEN SUBLINGUAL DROPS RP